Exhibit 99.1

CoBiz Financial Announces Second Quarter 2015 Results

Denver -- CoBiz Financial Inc. (NASDAQ: COBZ), a financial services company with $3.2 billion in assets, announced net income available to common shareholders of $7.2 million for the second quarter of 2015, or $0.17 per diluted common share. Return on average assets for the second quarter of 2015 was 0.96% and return on average shareholders’ equity was 9.3% for the second quarter of 2015.

Financial Highlights – Second Quarter 2015

•	Loans at June 30, 2015 increased $46.6 million from March 31, 2015, or 7.6% annualized, and $201.5 million, or 8.8%, from June 30, 2014.
•	Deposits at June 30, 2015 increased $85.2 million from March 31, 2015, or 13.4% annualized, and $333.2 million, or 14.5%, from June 30, 2014.
•

During the quarter, the Company completed an offering of $60 million of unsecured 5.625% fixed-to-floating rate subordinated notes due in 2030. The net proceeds of the offering will be used to redeem the $57.4 million of Senior Non-Cumulative Perpetual Preferred Stock issued in conjunction with the Company’s participation in the U.S. Treasury’s Small Business Lending Fund (SBLF) program.

Financial Summary

	Quarter ended (unaudited)			2Q15 change vs.
(in thousands, except per share amounts)	2Q15	1Q15	2Q14	1Q15		2Q14
Net interest income before provision	$28,072	$28,001	$26,353	$71	0.3%	$1,719	6.5%
Provision for loan losses	1,057	(789)	(941)	1,846	234.0%	1,998	212.3%
Net interest income after provision	27,015	28,790	27,294	(1,775)	(6.2)%	(279)	(1.0)%
Total noninterest income	7,940	7,318	7,543	622	8.5%	397	5.3%
Total noninterest expense	24,359	25,363	22,507	(1,004)	(4.0)%	1,852	8.2%
Net income before income taxes	10,596	10,745	12,330	(149)	(1.4)%	(1,734)	(14.1)%
Provision for income taxes	3,213	3,342	4,180	(129)	(3.9)%	(967)	(23.1)%
Income from continuing operations	7,383	7,403	8,150	(20)	(0.3)%	(767)	(9.4)%
Discontinued operations, net of tax(1)	-	(71)	467	71	100.0%	(467)	(100.0)%
Net income	7,383	7,332	8,617	51	0.7%	(1,234)	(14.3)%
Preferred stock dividends	(144)	(143)	(143)	(1)	(0.7)%	(1)	(0.7)%
Net income available to common shareholders	$7,239	$7,189	$8,474	$50	0.7%	$(1,235)	(14.6)%

Diluted earnings per common share	$0.17	$0.18	$0.21	$(0.01)	(3.4)%	$(0.04)	(19.8)%

KEY RATIOS
Net interest margin	3.96%	4.06%	3.92%
Efficiency ratio(2)	65.48%	69.42%	69.35%
Return on average assets	0.96%	0.98%	1.19%
Return on average shareholders' equity	9.26%	9.51%	11.86%
Noninterest income as a percentage of operating revenues	21.26%	20.05%	21.66%

(1)

The Company discontinued the operations of its investment banking subsidiary, Green Manning & Bunch (GMB), as of March 31, 2015. GMB’s operations have been reported as discontinued operations for all periods presented throughout this earnings announcement.

(2)

The efficiency ratio equals noninterest expense adjusted to exclude gains and losses on other real estate owned (OREO), other assets and investments, divided by the sum of tax equivalent net interest income and noninterest income. To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

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“I am pleased with our results this quarter,” said Chairman and CEO Steve Bangert. “After two years of benefiting from negative loan loss provisions, we returned to recognizing a more traditional provision expense while still posting solid returns.  I was also pleased with our success in gathering deposits, which has been a key priority for us over the last year and a half, with average deposits increasing nearly 15%, annualized, from the first quarter of 2015.”

Loans

•	Loans at June 30, 2015 were $2.5 billion, an increase of $46.6 million from March 31, 2015. From June 30, 2014, loans increased $201.5 million, or 8.8%.
•	Loans increased $31.5 million for Arizona and $15.1 million for Colorado from March 31, 2015.

	Quarter ended (unaudited)			2Q15 change vs.
(in thousands)	2Q15	1Q15	2Q14	1Q15		2Q14
LOANS
Commercial	$1,100,416	$1,034,189	$917,494	$66,227	6.4%	$182,922	19.9%
Owner-occupied real estate	435,921	427,838	497,945	8,083	1.9%	(62,024)	(12.5)%
Investor real estate	499,002	546,947	480,454	(47,945)	(8.8)%	18,548	3.9%
Construction & land	203,262	179,749	160,452	23,513	13.1%	42,810	26.7%
Consumer	212,730	213,543	194,339	(813)	(0.4)%	18,391	9.5%
Other	44,782	47,276	43,960	(2,494)	(5.3)%	822	1.9%
Total loans	$2,496,113	$2,449,542	$2,294,644	$46,571	1.9%	$201,469	8.8%

•

New credit extensions during the second quarter of 2015 improved from the first quarter of 2015 (linked-quarter). However, the Company continued to experience a high level of paydowns and maturities, particularly within the commercial real estate portfolio.

•	Commercial line utilization was 36.3% at June 30, 2015, compared to 36.9% and 39.5%, respectively, at the linked- and prior-year quarter ends.

	Quarter ended (unaudited)
(in thousands)	2Q15	1Q15	4Q14	3Q14	2Q14
Loans - beginning balance	$2,449,542	$2,405,575	$2,357,069	$2,294,644	$2,152,294
New credit extended	197,340	151,539	177,247	146,458	201,805
Credit advanced	114,932	105,157	100,921	106,011	117,203
Paydowns & maturities	(265,459)	(211,937)	(228,914)	(189,822)	(175,311)
Gross loan charge-offs	(242)	(792)	(748)	(222)	(1,347)
Loans - ending balance	$2,496,113	$2,449,542	$2,405,575	$2,357,069	$2,294,644

Net change - loans outstanding	$46,571	$43,967	$48,506	$62,425	$142,350

Deposits and Customer Repurchase Agreements (Customer Funding, which excludes brokered CDs)

•	Customer Funding at June 30, 2015 increased $84.7 million from the linked-quarter end and $337.0 million from the prior-year quarter end.
•	Noninterest-bearing demand accounts declined by $5.4 million from the linked-quarter end and were 40.1% of total deposits at June 30, 2015.

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	Quarter ended (unaudited)			2Q15 change vs.
(in thousands)	2Q15	1Q15	2Q14	1Q15		2Q14
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$770,076	$687,199	$599,234	$82,877	12.1%	$170,842	28.5%
Interest-bearing demand	618,272	589,401	491,347	28,871	4.9%	126,925	25.8%
Savings	19,384	16,811	15,134	2,573	15.3%	4,250	28.1%
Certificates of deposits under $100	22,487	23,405	25,704	(918)	(3.9)%	(3,217)	(12.5)%
Certificates of deposits $100 and over	105,111	113,030	126,487	(7,919)	(7.0)%	(21,376)	(16.9)%
Brokered CDs	-	-	19,996	-	-%	(19,996)	(100.0)%
Reciprocal CDARS	42,424	57,317	60,651	(14,893)	(26.0)%	(18,227)	(30.1)%
Total interest-bearing deposits	1,577,754	1,487,163	1,338,553	90,591	6.1%	239,201	17.9%
Noninterest-bearing demand deposits	1,054,632	1,060,054	960,600	(5,422)	(0.5)%	94,032	9.8%
Customer repurchase agreements	58,328	58,814	74,565	(486)	(0.8)%	(16,237)	(21.8)%
Total deposits and customer repurchase agreements	$2,690,714	$2,606,031	$2,373,718	$84,683	3.2%	$316,996	13.4%

Allowance for Loan and Credit Losses (Allowance) and Credit Quality

•	Nonperforming assets were $9.9 million at June 30, 2015, compared to $11.9 million at March 31, 2015, and $12.1 million at June 30, 2014.
•

After 13 consecutive quarters of provision reversals, the Company recorded a provision expense of $1.1 million in the second quarter of 2015 as a result of loan growth and an increase in classified loans driven primarily by the downgrade in one credit.

•	The resulting Allowance was 1.36% of total loans at June 30, 2015.

	Quarter ended (unaudited)
(in thousands)	2Q15	1Q15	2Q14
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$32,502	$32,765	$35,603
Provision for loan losses	1,057	(789)	(941)
Net recovery (charge-off)	273	526	(740)
Ending allowance for loan losses	$33,832	$32,502	$33,922

CREDIT QUALITY
Nonaccrual loans	$4,075	$6,088	$7,861
Loans 90 days or more past due and accruing interest	-	-	134
Total nonperforming loans	4,075	6,088	7,995
OREO and repossessed assets	5,786	5,786	4,148
Total nonperforming assets	$9,861	$11,874	$12,143

Performing renegotiated loans	$29,806	$27,139	$24,033
Classified loans	$46,277	$36,792	$41,357

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.31%	0.38%	0.40%
Nonperforming loans to total loans	0.16%	0.25%	0.35%
Nonperforming loans and OREO to total loans and OREO	0.39%	0.48%	0.53%
Allowance for loan and credit losses to total loans	1.36%	1.33%	1.48%
Allowance for loan and credit losses to nonperforming loans	830.23%	533.87%	424.29%

Shareholders’ Equity and Long-Term Debt

•

On June 25, 2015, the Company issued $60 million of unsecured fixed-to-floating rate subordinated notes due in 2030 (Notes). Unless redeemed, the Notes will bear 5.625% annual interest until June 25, 2025, and thereafter until maturity in June 2030 at a floating rate equal to 3-month LIBOR plus 317 basis points.

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•

The Company intends to use the net proceeds of the Notes offering to redeem the outstanding SBLF preferred stock, currently included in Tier 1 capital, in July 2015 subject to regulatory approval. As the Notes will qualify as Tier 2 capital, total regulatory capital on a proforma basis after giving effect to the issuance of the Notes and redemption of the SBLF preferred stock as of March 31, 2015 (ratios as of June 30, 2015 are unavailable at the time of release) will not change significantly; however, the Company’s Tier 1 capital ratio will decline 2.1% to 11.0%.

•

On July 16, 2015, the Board of Directors of the Company declared a quarterly cash dividend of $0.045 per common share. The dividend will be paid on August 3, 2015 to shareholders of record on July 27, 2015.

	Quarter ended (unaudited)
(in thousands, except per share amounts)	2Q15	1Q15	2Q14
EQUITY MEASURES
Common shareholders' equity	$265,307	$258,291	$238,760
Total shareholders' equity	322,645	315,629	296,098

Common shares outstanding at period end	41,028	40,988	40,642

Book value per common share	$6.47	$6.30	$5.87
Tangible book value per common share *	$6.41	$6.24	$5.81

Tangible common equity to tangible assets *	8.32%	8.29%	7.82%
Tangible equity to tangible assets *	10.13%	10.14%	9.71%
Tier 1 capital ratio	**	13.14%	14.18%
Total-risk based capital ratio	**	14.11%	15.43%

* See accompanying Reconciliation of Non-GAAP measures to GAAP

** Ratios unavailable at the time of release.

Net Interest Income and Margin

•	Net interest income on a tax-equivalent basis was $29.4 million for the second quarter of 2015, an increase of $0.2 million from the linked-quarter.
•	Net Interest Margin (NIM) contracted ten basis points on a linked-quarter basis to 3.96%.
o

Positively affecting net interest income and the NIM during the last couple of quarters were past-due interest collected on problem loan resolutions and prepayment penalties, which were particularly pronounced in the first quarter of 2015.

•	From March 31, 2015, average loans increased $58.4 million while average federal funds sold, interest-earning deposits and investments increased $0.5 million.
•	Average deposits increased $92.9 million from the linked-quarter end, with average noninterest-bearing deposits having a seasonal decrease of $12.1 million from the linked-quarter end.

Noninterest Income

•

The Company has decided to focus on fee-based business lines with recurring revenue, and as of March 31, 2015 ceased offering investment banking services. The operations of GMB have been reported as discontinued operations retrospectively for all periods presented.

•	Total noninterest income increased $0.6 million to $7.9 million from the linked- quarter, primarily due to an increase in insurance revenue and income from equity method investments.
•	Noninterest income increased $0.4 million from the prior year quarter, primarily due to insurance fees.
•	Noninterest income as a percentage of operating revenues was 21.3% for the second quarter of 2015, as compared to 20.1% and 21.7%, respectively, for the linked- and prior-year quarters.

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	Quarter ended (unaudited)			2Q15 change vs.
(in thousands)	2Q15	1Q15	2Q14	1Q15		2Q14
Noninterest income:
Deposit service charges	$1,455	$1,493	$1,394	$(38)	(2.5)%	$61	4.4%
Investment advisory income	1,471	1,495	1,442	(24)	(1.6)%	29	2.0%
Insurance income	3,137	2,950	2,894	187	6.3%	243	8.4%
Other income	1,877	1,380	1,813	497	36.0%	64	3.5%
Total noninterest income	$7,940	$7,318	$7,543	$622	8.5%	$397	5.3%

Operating Expenses

•	Total noninterest expense decreased $1.0 million from the linked-quarter and increased by $1.9 million from the prior-year quarter.
•	The decrease in noninterest expense over the linked-quarter is primarily related to compensation-related expenses, which are typically higher in the first quarter.
o	Total full-time equivalent employees at June 30, 2015 were unchanged from March 31, 2015 at 529, versus 510 at June 30, 2014.
•

The increase in noninterest expense over the prior-year quarter is primarily related to investments in new personnel and annual merit increases. In addition, the prior-year quarter benefited from net gains on OREO and other assets of $1.6 million, which reduced total noninterest expenses.

•	The efficiency ratio was 65.5% for the second quarter of 2015, as compared to 69.4% and 69.3%, respectively, for the linked- and prior-year quarters.

	Quarter ended (unaudited)			2Q15 change vs.
(in thousands)	2Q15	1Q15	2Q14	1Q15		2Q14
Noninterest expense:
Salaries and employee benefits	$16,216	$16,975	$15,430	$(759)	(4.5)%	$786	5.1%
Stock-based compensation expense	739	1,165	711	(426)	(36.6)%	28	3.9%
Occupancy expenses, premises and equipment	3,258	3,149	3,387	109	3.5%	(129)	(3.8)%
Amortization of intangibles	150	150	149	-	-%	1	0.7%
Other operating expenses	4,091	3,893	4,476	198	5.1%	(385)	(8.6)%
Net (gain) loss on OREO, repossessed assets and other	(95)	31	(1,646)	(126)	(406.5)%	1,551	94.2%
Total noninterest expense	$24,359	$25,363	$22,507	$(1,004)	(4.0)%	$1,852	8.2%

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, July 17, 2015, at 9:00 am MDT with Steve Bangert, chairman and CEO of CoBiz Financial Inc. The call can be accessed via the Internet at http://www.videonewswire.com/event.asp?id=102565 or by telephone at 877.493.9121, (conference ID # 69215425). International callers may dial:  973.582.2750.

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance. Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information. Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.2 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides banking services through Colorado Business Bank, Arizona Business Bank and CoBiz Private Bank; wealth planning and investment management through CoBiz Wealth Management; and property and casualty insurance brokerage and employee benefits through CoBiz Insurance.

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Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:

•	Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.
•	Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.
•	Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.
•	Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.
•	Our ability to manage growth effectively could adversely affect our results of operations and prospects.
•	Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.
•

The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•

Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•	Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.

June 30, 2015

(unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands, except per share amounts)	2015	2014	2015	2014
INCOME STATEMENT DATA
Interest income	$30,044	$28,510	$60,008	$55,501
Interest expense	1,972	2,157	3,935	4,243
NET INTEREST INCOME BEFORE PROVISION	28,072	26,353	56,073	51,258
Provision for loan losses	1,057	(941)	268	(2,829)
NET INTEREST INCOME AFTER PROVISION	27,015	27,294	55,805	54,087
Noninterest income	7,940	7,543	15,258	13,037
Noninterest expense	24,359	22,507	49,722	45,916
INCOME BEFORE INCOME TAXES	10,596	12,330	21,341	21,208
Provision for income taxes	3,213	4,180	6,555	7,230
NET INCOME FROM CONTINUING OPERATIONS	7,383	8,150	14,786	13,978
Income (loss) from discontinued operations, net of tax	-	467	(71)	156
NET INCOME	$7,383	$8,617	$14,715	$14,134

Preferred stock dividends	(144)	(143)	(287)	(286)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$7,239	$8,474	$14,428	$13,848

EARNINGS PER COMMON SHARE
BASIC	$0.17	$0.21	$0.35	$0.34
DILUTED	$0.17	$0.21	$0.35	$0.34

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			41,028	40,642
Book value per common share			$6.47	$5.87
Tangible book value per common share *			$6.41	$5.81
Tangible common equity to tangible assets *			8.32%	7.82%
Tangible equity to tangible assets *			10.13%	9.71%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$3,166,092	$3,024,832
Investments			493,292	526,797
Loans			2,496,113	2,294,644
Intangible assets			2,226	2,498
Deposits			2,632,386	2,299,153
Subordinated debentures			131,159	72,166
Common shareholders' equity			265,307	238,760
Total shareholders' equity			322,645	296,098
Interest-earning assets			3,008,533	2,885,380
Interest-bearing liabilities			1,767,240	1,745,284

BALANCE SHEET AVERAGES
Average assets			$3,057,453	$2,855,919
Average investments			485,156	543,815
Average loans			2,438,508	2,173,000
Average deposits			2,542,304	2,272,169
Average subordinated debentures			74,122	72,166
Average shareholders' equity			316,230	288,017
Average interest-earning assets			2,945,871	2,735,285
Average interest-bearing liabilities			1,698,115	1,570,112

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CoBiz Financial Inc.

June 30, 2015

(unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands)	2015	2014	2015	2014
PROFITABILITY MEASURES
Net interest margin	3.96%	3.92%	4.01%	3.91%
Efficiency ratio - tax equivalent	65.48%	69.35%	67.43%	72.25%
Return on average assets	0.96%	1.19%	0.97%	1.00%
Return on average shareholders' equity	9.26%	11.86%	9.38%	9.90%
Noninterest income as a percentage of operating revenues	21.26%	21.66%	20.66%	19.73%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$4,075	$7,861
Loans 90 days or more past due and accruing interest			-	134
Total nonperforming loans			4,075	7,995
OREO & repossessed assets			5,786	4,148
Total nonperforming assets			$9,861	$12,143

Performing renegotiated loans			$29,806	$24,033
Classified loans			$46,277	$41,357

Charge-offs			$(1,034)	$(1,547)
Recoveries			1,833	1,248
Net charge-offs			$799	$(299)

Nonperforming assets to total assets			0.31%	0.40%
Nonperforming loans to total loans			0.16%	0.35%
Nonperforming loans and OREO to total loans and OREO			0.39%	0.53%
Allowance for loan and credit losses to total loans			1.36%	1.48%
Allowance for loan and credit losses to nonperforming loans			830.23%	424.29%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$2,242	$539	$2,781	$1,100,416	0.25%
Real estate - mortgage	369	744	1,113	934,923	0.12%
Construction & land	29	-	29	203,262	0.01%
Consumer	152	-	152	212,730	0.07%
Other loans	-	-	-	44,782	-%
OREO & repossessed assets	5,491	295	5,786	5,786	-
NPAs	$8,283	$1,578	$9,861	$2,501,899	0.39%

Total loans	$1,744,418	$751,695	$2,496,113
Total loans and OREO	1,749,909	751,990	2,501,899
Nonperforming loans to loans	0.16%	0.17%	0.16%
Nonperforming loans and OREO to total loans and OREO	0.47%	0.21%	0.39%

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CoBiz Financial Inc.

June 30, 2015

(unaudited)

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands, except per share amounts)	2015	2015	2014	2014	2014
Interest income	$30,044	$29,964	$29,611	$29,205	$28,510
Interest expense	1,972	1,963	2,043	2,143	2,157
Net interest income before provision	28,072	28,001	27,568	27,062	26,353
Provision for loan losses	1,057	(789)	(874)	(452)	(941)
Net interest income after provision	27,015	28,790	28,442	27,514	27,294
Noninterest income:
Deposit service charges	$1,455	$1,493	$1,404	$1,424	$1,394
Investment advisory income	1,471	1,495	1,454	1,418	1,442
Insurance income	3,137	2,950	2,872	2,622	2,894
Other income	1,877	1,380	1,762	1,916	1,813
Total noninterest income	7,940	7,318	7,492	7,380	7,543
Noninterest expense:
Salaries and employee benefits	$16,216	$16,975	$16,618	$15,513	$15,430
Stock-based compensation expense	739	1,165	712	704	711
Occupancy expenses, premises and equipment	3,258	3,149	3,358	3,258	3,387
Amortization of intangibles	150	150	150	147	149
Other operating expenses	4,091	3,893	4,229	4,298	4,476
Net (gain) loss on securities, other assets and OREO	(95)	31	(169)	(598)	(1,646)
Total noninterest expense	24,359	25,363	24,898	23,322	22,507
Net income before income taxes	10,596	10,745	11,036	11,572	12,330
Provision for income taxes	3,213	3,342	3,749	4,039	4,180
Net income from continuing operations	7,383	7,403	7,287	7,533	8,150
Net income (loss) from discontinuing operations	-	(71)	(305)	358	467
Net income	7,383	7,332	6,982	7,891	8,617
Preferred stock dividends	(144)	(143)	(144)	(144)	(143)
Net income available to common shareholders	$7,239	$7,189	$6,838	$7,747	$8,474

Earnings per common share
Basic	$0.17	$0.18	$0.17	$0.19	$0.21
Diluted	$0.17	$0.18	$0.17	$0.19	$0.21

PROFITABILITY MEASURES
Net interest margin	3.96%	4.06%	3.94%	3.90%	3.92%
Efficiency ratio - tax equivalent	65.48%	69.42%	69.63%	67.39%	69.35%
Return on average assets	0.96%	0.98%	0.92%	1.05%	1.19%
Return on average shareholders' equity	9.26%	9.51%	9.05%	10.46%	11.86%
Noninterest income as a percentage of operating revenues	21.26%	20.05%	20.79%	20.79%	21.66%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	41,028	40,988	40,770	40,691	40,642
Diluted weighted average common shares outstanding (in thousands)	40,742	40,456	40,374	40,228	40,134
Book value per common share	$6.47	$6.30	$6.17	$6.03	$5.87
Tangible book value per common share *	$6.41	$6.24	$6.11	$5.96	$5.81

Tangible common equity to tangible assets *	8.32%	8.29%	8.14%	8.02%	7.82%
Tangible equity to tangible assets *	10.13%	10.14%	10.01%	9.92%	9.71%
Tier 1 capital ratio	**	13.14%	14.42%	14.46%	14.18%
Total risk based capital ratio	**	14.11%	15.67%	15.71%	15.43%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release.

9 | Page

CoBiz Financial Inc.

June 30, 2015

(unaudited)

	At
	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands)	2015	2015	2014	2014	2014
PERIOD END BALANCES
Total assets	$3,166,092	$3,090,226	$3,062,166	$3,028,864	$3,024,832
Investments	493,292	488,186	484,621	500,526	526,797
Loans	2,496,113	2,449,542	2,405,575	2,357,069	2,294,644
Intangible assets	2,226	2,376	2,526	2,676	2,498
Deposits	2,632,386	2,547,217	2,492,291	2,366,376	2,299,153
Subordinated debentures	131,159	72,166	72,166	72,166	72,166
Common shareholders' equity	265,307	258,291	251,431	245,392	238,760
Total shareholders' equity	322,645	315,629	308,769	302,730	296,098
Interest-earning assets	3,008,533	2,945,276	2,927,132	2,892,095	2,885,380
Interest-bearing liabilities	1,767,240	1,691,143	1,653,738	1,698,415	1,745,284
LOANS
Commercial	$1,100,416	$1,034,189	$977,699	$962,438	$917,494
Real estate - mortgage	934,923	974,785	989,719	964,100	978,399
Construction & land	203,262	179,749	181,864	182,288	160,452
Consumer	212,730	213,543	207,955	202,414	194,339
Other	44,782	47,276	48,338	45,829	43,960
Gross loans	2,496,113	2,449,542	2,405,575	2,357,069	2,294,644
Less allowance for loan losses	(33,832)	(32,502)	(32,765)	(33,682)	(33,922)
Total net loans	$2,462,281	$2,417,040	$2,372,810	$2,323,387	$2,260,722
Gross Loans - Colorado	1,744,418	1,729,317	1,732,453	1,717,764	1,683,720
Gross Loans - Arizona	751,695	720,225	673,122	639,305	610,924
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$770,076	$687,199	$661,519	$619,377	$599,234
Interest-bearing demand	618,272	589,401	531,365	509,352	491,347
Savings	19,384	16,811	15,236	19,091	15,134
Certificates of deposits under $100	22,487	23,405	24,184	24,971	25,704
Certificates of deposits $100 and over	105,111	113,030	122,216	127,054	126,487
Brokered CDs	-	-	-	-	19,996
Reciprocal CDARS	42,424	57,317	64,607	64,610	60,651
Total interest-bearing deposits	1,577,754	1,487,163	1,419,127	1,364,455	1,338,553
Noninterest-bearing demand deposits	1,054,632	1,060,054	1,073,164	1,001,921	960,600
Customer repurchase agreements	58,328	58,814	49,976	76,041	74,565
Total deposits and customer repurchase agreements	$2,690,714	$2,606,031	$2,542,267	$2,442,417	$2,373,718
BALANCE SHEET AVERAGES
Average assets	$3,076,682	$3,038,010	$3,003,084	$2,983,493	$2,913,504
Average investments	483,867	486,460	491,764	512,579	536,450
Average loans	2,467,522	2,409,171	2,360,469	2,327,777	2,236,728
Average deposits	2,588,477	2,495,616	2,450,685	2,351,330	2,267,573
Average subordinated debentures	76,056	72,166	72,166	72,166	72,166
Average shareholders' equity	319,664	312,757	306,226	299,404	291,469
Average interest-earning assets	2,975,133	2,916,283	2,877,329	2,860,327	2,792,091
Average interest-bearing liabilities	1,729,251	1,666,630	1,624,211	1,684,757	1,654,752
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$32,502	$32,765	$33,682	$33,922	$35,603
Provision for loan losses	1,057	(789)	(874)	(452)	(941)
Net recovery (charge-off)	273	526	(43)	212	(740)
Ending allowance for loan losses	$33,832	$32,502	$32,765	$33,682	$33,922
CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$4,075	$6,088	$8,994	$8,273	$7,861
Loans 90 days or more past due and accruing interest	-	-	161	-	134
Total nonperforming loans	4,075	6,088	9,155	8,273	7,995
OREO and repossessed assets	5,786	5,786	5,819	3,750	4,148
Total nonperforming assets	$9,861	$11,874	$14,974	$12,023	$12,143
Performing renegotiated loans	$29,806	$27,139	$27,275	$29,121	$24,033
Classified loans	$46,277	$36,792	$36,940	$36,534	$41,357
ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.31%	0.38%	0.49%	0.40%	0.40%
Nonperforming loans to total loans	0.16%	0.25%	0.38%	0.35%	0.35%
Nonperforming loans and OREO to total loans and OREO	0.39%	0.48%	0.62%	0.51%	0.53%
Allowance for loan and credit losses to total loans	1.36%	1.33%	1.36%	1.43%	1.48%
Allowance for loan and credit losses to nonperforming loans	830.23%	533.87%	357.89%	407.13%	424.29%

10 | Page

CoBiz Financial Inc.

June 30, 2015

(unaudited)

	For the three months ended,
	June 30, 2015			March 31, 2015			June 30, 2014
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$23,744	$15	0.25%	$20,652	$12	0.23%	$18,913	$24	0.50%
Investment securities	483,867	3,350	2.77%	486,460	3,527	2.90%	536,450	4,123	3.07%
Loans	2,467,522	28,014	4.49%	2,409,171	27,597	4.58%	2,236,728	25,296	4.47%
Total interest-earning assets	$2,975,133	$31,379	4.18%	$2,916,283	$31,136	4.27%	$2,792,091	$29,443	4.18%

Noninterest-earning assets	101,549			121,727			121,413
Total assets	$3,076,682			$3,038,010			$2,913,504

Liabilities and Shareholders' Equity
Deposits
Money market	$738,879	$514	0.28%	$681,749	$489	0.29%	$586,439	$465	0.32%
Interest-bearing demand	622,334	200	0.13%	560,906	194	0.14%	493,768	236	0.19%
Savings	18,097	2	0.04%	16,127	2	0.05%	14,389	2	0.06%
Certificates of deposit
Reciprocal	52,391	31	0.24%	56,554	34	0.24%	66,721	55	0.33%
Under $100	23,008	23	0.40%	23,739	24	0.41%	27,693	29	0.42%
$100 and over	109,321	142	0.52%	120,002	151	0.51%	131,292	171	0.52%
Total interest-bearing deposits	$1,564,030	$912	0.23%	$1,459,077	$894	0.25%	$1,320,302	$958	0.29%
Other borrowings
Securities sold under agreements to repurchase	61,626	9	0.06%	54,707	10	0.07%	79,615	44	0.22%
Other short-term borrowings	27,539	19	0.27%	80,680	51	0.25%	182,669	127	0.28%
Long term-debt	76,056	1,032	5.37%	72,166	1,008	5.59%	72,166	1,028	5.64%
Total interest-bearing liabilities	$1,729,251	$1,972	0.45%	$1,666,630	$1,963	0.47%	$1,654,752	$2,157	0.52%
Noninterest-bearing demand accounts	1,024,447			1,036,539			947,271
Total deposits and interest-bearing liabilities	2,753,698			2,703,169			2,602,023
Other noninterest-bearing liabilities	3,320			22,084			20,012
Total liabilities	2,757,018			2,725,253			2,622,035
Total equity	319,664			312,757			291,469
Total liabilities and equity	$3,076,682			$3,038,010			$2,913,504
Net interest income - taxable equivalent		$29,407			$29,173			$27,286
Net interest spread			3.73%			3.80%			3.66%
Net interest margin			3.96%			4.06%			3.92%
Ratio of average interest-earning assets to average interest-bearing liabilities	172.05%			174.98%			168.73%

11 | Page

	For the six months ended June 30,
	2015			2014
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$22,207	$27	0.24%	$18,470	$48	0.52%
Investment securities	485,156	6,877	2.83%	543,815	8,381	3.08%
Loans	2,438,508	55,611	4.54%	2,173,000	48,858	4.47%
Total interest-earning assets	$2,945,871	$62,515	4.22%	$2,735,285	$57,287	4.17%

Noninterest-earning assets	111,582			120,634
Total assets	$3,057,453			$2,855,919

Liabilities and Shareholders' Equity
Deposits
Money market	$710,472	$1,003	0.28%	$584,814	$929	0.32%
Interest-bearing demand	591,790	394	0.13%	462,030	481	0.21%
Savings	17,118	4	0.05%	13,497	4	0.06%
Certificates of deposit
Reciprocal	54,461	65	0.24%	74,852	123	0.33%
Under $100	23,371	47	0.41%	27,641	59	0.43%
$100 and over	114,632	293	0.52%	133,976	349	0.53%
Total interest-bearing deposits	$1,511,844	$1,806	0.24%	$1,296,810	$1,945	0.30%
Other borrowings
Securities sold under agreements to repurchase	58,186	19	0.06%	92,005	107	0.23%
Other short-term borrowings	53,963	70	0.26%	109,131	147	0.27%
Long term-debt	74,122	2,040	5.47%	72,166	2,044	5.63%
Total interest-bearing liabilities	$1,698,115	$3,935	0.46%	$1,570,112	$4,243	0.54%
Noninterest-bearing demand accounts	1,030,460			975,359
Total deposits and interest-bearing liabilities	2,728,575			2,545,471
Other noninterest-bearing liabilities	12,648			22,431
Total liabilities	2,741,223			2,567,902
Total equity	316,230			288,017
Total liabilities and equity	$3,057,453			$2,855,919
Net interest income - taxable equivalent		$58,580			$53,044
Net interest spread			3.76%			3.63%
Net interest margin			4.01%			3.91%
Ratio of average interest-earning assets to average interest-bearing liabilities	173.48%			174.21%

12 | Page

CoBiz Financial Inc.

June 30, 2015

(unaudited)

Reconciliation of Non-GAAP Measures to GAAP

(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflects the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following tables include non-GAAP financial measures related to tangible equity, tangible common equity, tangible assets and net interest margin.  The tables below have been adjusted to exclude intangible assets, preferred stock, past due interest and prepayment penalties.

		At
		June 30,	March 31,	December 31,	September 30,	June 30,
		2015	2015	2014	2014	2014

	Shareholders' equity as reported - GAAP	$322,645	$315,629	$308,769	$302,730	$296,098
	Intangible assets	(2,226)	(2,376)	(2,526)	(2,676)	(2,498)

A	Tangible equity - non-GAAP	320,419	313,253	306,243	300,054	293,600
	Preferred stock	(57,338)	(57,338)	(57,338)	(57,338)	(57,338)

B	Tangible common equity - non-GAAP	$263,081	$255,915	$248,905	$242,716	$236,262

	Total assets as reported - GAAP	$3,166,092	$3,090,226	$3,062,166	$3,028,864	$3,024,832
	Intangible assets	(2,226)	(2,376)	(2,526)	(2,676)	(2,498)

C	Total tangible assets - non-GAAP	$3,163,866	$3,087,850	$3,059,640	$3,026,188	$3,022,334

D	Common shares outstanding	41,028	40,988	40,770	40,691	40,642

B / C	Tangible common equity to tangible assets - non-GAAP	8.32%	8.29%	8.14%	8.02%	7.82%
A / C	Tangible equity to tangible assets - non-GAAP	10.13%	10.14%	10.01%	9.92%	9.71%
B / D	Tangible book value per common share - non-GAAP	$6.41	$6.24	$6.11	$5.96	$5.81

13 | Page